SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS RREEF Real Assets Fund
The following information is added under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
The Advisor has contractually agreed from March 1, 2021 through February 28, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.90% and 0.90% for Class R6 and Institutional Class, respectively. The agreement may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference
February 25, 2021
SAISTKR21-06